UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2025

ROKU, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1173 Coleman Avenue San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)
(408) 556-9040
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.0001 par value	“ROKU”	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 11, 2025, Roku, Inc. (“Roku”) held its annual meeting of stockholders via a live webcast (the “Annual Meeting”). At the Annual Meeting, Roku’s stockholders voted on four proposals, each of which is described in more detail in Roku’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 25, 2025 (the “2025 Proxy Statement”). The following is a brief description of each matter voted on and the certified results, including the number of votes cast for, against or withheld, as applicable, and the number of abstentions and broker non-votes, as applicable, with respect to each matter.

1.The Class II director nominees were elected to serve until Roku’s 2028 annual meeting of stockholders and in each case until their successors are elected and qualified or until their earlier death, resignation or removal. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Jeffrey Blackburn	247,030,372	4,759,957	22,212,393	98.1%
Gina Luna	244,394,807	7,395,522	22,212,393	97.1%
Ray Rothrock	217,181,173	34,609,156	22,212,393	86.3%

2.Stockholders approved, on an advisory basis, the compensation of Roku’s named executive officers, as described in the 2025 Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
197,969,921	53,631,435	188,973	22,212,393	78.6%

3.Stockholders approved, on an advisory basis, a frequency of future stockholder advisory votes on the compensation of Roku’s named executive officers of “one year.” The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes	Percentage of Votes in Favor of One Year
250,316,218	130,761	1,219,835	123,515	22,212,393	99.4%

4.Stockholders ratified the appointment of Deloitte & Touche LLP as Roku’s independent registered accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Percentage of Votes in Favor
271,526,520	2,085,597	390,605	99.1%

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.

Dated: June 12, 2025
	By:	/s/ Christy Lillquist
Christy Lillquist
Vice President, Deputy General Counsel and Corporate Secretary